Exhibit 99.3

Better Therapeutics / Mountain Crest Acquisition Corp. II – Conference Call Script – April 7, 2021

Heidi Chokeir, Managing Director, CanaleComm

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Welcome to the Better Therapeutics / Mountain Crest Acquisition Corp. II (Mountain Crest”) conference call of management's prepared remarks. We appreciate everyone joining us today.

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The information discussed today is qualified in its entirety by the Form 8-K that has been filed today by Mountain Crest and may be accessed on the SEC's website, including the exhibits thereto.

The investor presentation that will be presented as part of today's discussion has been publicly filed with the SEC and posted on Better Therapeutics' website at www.bettertx.com, where it is available for download. Please review the disclaimers included therein and refer to that as the guide for today's call.

Also, statements we make during this call that are not statements of historical facts constitute forward-looking statements that are subject to risks, uncertainties, and other factors that could cause our actual results to differ from historical results and/or from our forecast, including those that forth in Mountain Crest’s Form 8-K filed today and the exhibits thereto. For more information, please refer to the risks, uncertainties, and other factors discussed in Mountain Crest's SEC's filing.

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All cautionary statements that we make during this call are applicable to any forward-looking statements we make wherever they appear. You should carefully consider the risks, uncertainties, and other factors discussed in Mountain Crest's SEC filings. Do not place undue reliance on forward-looking statements which we assume no responsibility for updating.

In addition, statements made today regarding expected cash and equity ownership following the transaction, do not take into account any possible redemptions of existing Mountain Crest shareholders prior to the business combination.

Hosting today's call are David Perry, chairman of Better Therapeutics, and Dr. Suying Liu, chairman and chief executive officer of Mountain Crest Acquisition Corp. II. I will now turn the call over to Dr. Suying Liu.

Dr. Suying Liu, Chairman and Chief Executive Officer of Mountain Crest Acquisition Corp. II

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Better Therapeutics / Mountain Crest Acquisition Corp. II – Conference Call Script – April 7, 2021

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Thank you, and welcome everyone to the Better Therapeutics Mountain Crest Acquisition Corp II conference call. We are excited to announce that Mountain Crest has entered into a business combination agreement to combine its public company with Better Therapeutics.

We have about $58 million in the Mountain Crest trust account, and we have raised $50 million in committed PIPE proceeds. Upon closing, the combined company will have an anticipated enterprise value of approximately $187 million and have about $100 million of unrestricted cash on the balance sheet.

I will turn the call over to Better Therapeutics' Chairmen David Perry who has a track record of creating disruptive and successful companies over his career. He will provide an overview of the company and describe the opportunity it is pursuing.

David Perry, Executive Chairman, Better Therapeutics

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Thank you, Suying.

As Suying said, I'm David Perry, co-founder and executive chairman of Better Therapeutics. Kevin Appelbaum and I started the company in 2015, and part of the reason that we started the company together is that we have a complementary skillset. I spent the last 22 years of my career focused on three companies, all of which achieved multi-billion dollar valuations. The most similar to Better Therapeutics was Anacor Pharmaceuticals, which I helped start in 2002, took public as the CEO in 2010, and Pfizer eventually bought Anacor in 2016 for $5.5 billion.

The commonality across all these businesses is that they were disruptive solutions to really large problems and market opportunities, and we think Better Therapeutics is one of those as well.

Kevin has spent his career running companies in the consumer and medical device area. And the combination of our skillsets is really important for this kind of company. You need the discipline associated with running clinical trials and dealing with FDA regulated products, but also the skillset associated with designing delightful consumer applications and products.

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To summarize Better Therapeutics, we're doing two things that are fundamentally different. One is obviously, we're developing therapeutics that are software instead of drugs. And the second is that with regard to metabolic diseases, we're treating the root causes of these diseases, rather than just the symptoms or the effects. We've built a digital platform that has the potential to generate multiple prescription digital therapeutics across a whole range of cardiometabolic disease, and we've demonstrated the efficacy of our first products in clinical trials.

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Better Therapeutics / Mountain Crest Acquisition Corp. II – Conference Call Script – April 7, 2021

The market opportunity, of course, is enormous. We spend almost half a trillion dollars a year treating the symptoms of these diseases with almost none of that investment going towards addressing root cause. And because the root causes of all these disease are similar or the same, we get enormous platform leverage. The product to treat one is very similar to the product to treat another metabolic disease.

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So here you see the problem. The blue line in each of these cases is the total healthcare spending in the US, almost $4 trillion a year. And the bar graphs represent the increasing incidence of various metabolic diseases, diabetes in the upper left, hypertension in the upper right, and so forth.

As you can see, we're continuing to spend more and more money to get worse and worse outcomes. And the reason for that, of course, is that we're spending all of that money to treat symptoms. So we get more and more people with the disease, and we spend more and more money to treat that disease.

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The potential solution is to focus on root cause. And the root causes of most metabolic disease are pretty similar, and they start with poor diet and insufficient exercise. The beauty of addressing the root causes of any one of these diseases is that that's also addressing the root causes of others. So we tend to lower the symptoms of multiple diseases at once; and, of course, this dramatically reduces the product development cost and time.

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So we knew all that in 2015, and we also realized that there was ample evidence in the scientific literature of a solution. Dedicated healthcare providers and physicians working one on one with patients or in small groups over and over demonstrated the ability to change the patient's behavior. And that change of behavior resulted in treating or, in some cases, reversing their metabolic disease. And these studies tracked patients for years and decades and saw continued efficacy. So that's the good news. The bad news is, of course, the solution is neither affordable nor scalable. We don't have enough healthcare professionals to go around to do one-on-one counseling with every diabetes patient.

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So this is the hypothesis that we started Better Therapeutics on in 2015. We realized there's a huge problem. We realized that there was an existing solution, and our hypothesis was, maybe we can create software that would deliver that same sort of effect, be able to help patients change their behavior, and result in better outcomes for patients in a much more scalable and affordable way. This is the problem we've been working on since 2015; and as you'll see, we've made significant progress.

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Better Therapeutics / Mountain Crest Acquisition Corp. II – Conference Call Script – April 7, 2021

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One of the things that has really been helpful is that since starting the company, the FDA established a clear pathway for the approval of software in 2017. This pathway is modeled after the medical device pathway, and multiple digital therapeutics have now received approval and clearance through this pathway.

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Another thing really working in our favor is that patient and physician acceptance of digitally-delivered healthcare has really changed over the last few years, especially in the last 12 months. COVID has made people much more accepting of delivering healthcare or receiving healthcare remotely, and we benefit from that change.

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And, finally, payers are also demonstrating the acceptance of this new form of therapy. We recently ran a research project where we had a third party talk to eight of the largest payers in the US on a blinded bases, and we discovered two important things. One is, payers are thinking about this the same way we are, that prescription digital therapeutics will be reimbursed as a pharmacy benefit; and two, that the price point that we're assuming in our financial projections is at the low to the middle of the range that they would expect to pay.

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So finally, we think we're in a unique point in time to build a really important and valuable prescription digital therapeutics company. The opportunity is large, and the problem is getting worse. There's a well-established treatment paradigm for the treatment of metabolic diseases, and Better Therapeutics has created a software platform that has demonstrated efficacy in multiple clinical trials. The FDA has established a clear pathway for the approval of these types of products, and payers are increasingly interested in how these products can improve patient outcomes and lower their cost. And finally, there's enormous momentum across the entire field of digital health, partially as a result of the recent COVID pandemic. We think all of these create an extraordinary opportunity to build a company that can have a significant positive impact on the world and, be a very valuable company in the process.

We appreciate your time and look forward to keeping you updated on this journey. Thank you very much.

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Important Information And Where To Find It

In connection with the proposed Business Combination, Mountain Crest will file a registration statement on Form S-4 containing proxy materials in the form of a proxy statement with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of Mountain Crest’s common stock in connection with Mountain Crest’s solicitation of proxies for the vote by Mountain Crest’s shareholders with respect to the proposed Business Combination and other matters as described in the Form S-4, as well as the prospectus relating to the offer of securities to be issued to Better Therapeutics’s stockholders in connection with the proposed Business Combination. After the Form S-4 has been filed and declared effective, Mountain Crest will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Mountain Crest, Better Therapeutics and the proposed Business Combination. Additionally, Mountain Crest will file other relevant materials with the SEC in connection with the Business Combination. Copies may be obtained free of charge at the SEC's web site at www.sec.gov. Securityholders of Mountain Crest are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Participants in the Solicitation

Mountain Crest and Better Therapeutics and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of Mountain Crest’s executive officers and directors in the solicitation by reading Mountain Crest’s Form S-4 and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information about the directors and executive officers of Mountain Crest is set forth in Mountain Crest’s annual report for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), which was filed with the SEC on March 30, 2021. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the Proposed Transactions will be set forth in the Form S-4 when it is filed with the SEC. These documents can be obtained free at www.sec.gov.

Better Therapeutics and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Form S-4 filed in connection withthe proposed Business Combination.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Mountain Crest or Better Therapeutics, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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Forward-Looking Statements

This communication contains forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed Business Combination, the anticipated benefits of the proposed Business Combination, and the financial condition, results of operations, earnings outlook and prospects of Mountain Crest and/or Better Therapeutics and may include statements for the period following the consummation of the proposed Business Combination. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of Mountain Crest and Better Therapeutics, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including: risks related to Better Therapeutics ’s strategies and its prescription digital therapeutics (“PDTs”), such as the willingness of the FDA to approve PDTs and insurance companies to reimburse their use; the ability to complete the proposed business combination due to the failure to obtain approval from Mountain Crest stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Mountain Crest’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by Mountain Crest in the final prospectus of Mountain Crest for its initial public offering dated January 7, 2021 and its annual report on Form 10-K for the year ended December 31, 2020 and in Mountain Crest’s other filings with the SEC.

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